                                 EXHIBIT 4

                                 RESOLUTIONS
                                 -----------

                      The following resolutions were approved and adopted by

            the Board of Directors of AGWAY, INC.:

                      RESOLVED, That the Company offer for sale to its
            members, potential members, other interested parties, and to the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following securities at the prices indicated:

            TITLE                                        AMOUNT        PRICE
            -----                                        ------        -----
            Preferred Stock, Series A $100 par value      3,000         $100
                                                          shares

            Honorary Member Preferred Stock               2,000         $ 25
            $25 par value                                 shares

            Common Stock $25 par value                    4,000         $ 25
                                                          shares

            pursuant to the By-Laws of the Company through designated employees, provided that no commission or other remuneration shall be paid to any person with respect to the sale of such securities; and be it

                      FURTHER RESOLVED, That the Company approves Agway
            Financial Corporation, a wholly-owned subsidiary, offering for sale to Agway members, other interested parties, and to the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following securities at the prices indicated:

            Subordinated Money Market Certificates       $ 10,700,000   100%
            due October 31, 2001 (Minimum 7.25% per
            annum; Member; denomination of $5,000)

            Subordinated Money Market Certificates       $ 10,700,000   100%
            due October 31, 2001 (Minimum 6.75% per
            annum; General; denomination of $5,000)

            Subordinated Money Market Certificates       $  2,650,000   100%
            due October 31, 2001 (Minimum 7.0% per
            annum; Member; denomination of $100)

            Subordinated Money Market Certificates       $  2,650,000   100%
            due October 31, 2001 (Minimum 6.50% per
            annum; General; denomination of $100)

            Subordinated Money Market Certificates       $ 26,800,000   100%
            due October 31, 1997 (Minimum 7.75% per
            annum; General; denomination of $2,000)

                      FURTHER RESOLVED, That the Company approves Agway
            Financial Corporation, a wholly-owned subsidiary, offering for sale to Agway members, other interested parties, and to the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following previously offered securities now registered under the reinvestment option at the prices indicated:

            Subordinated Money Market Certificates       $   150,000    100%
            due October 31, 2001 (Minimum 5.25% per
            annum; Member)

            Subordinated Money Market Certificates       $    75,000    100%
            due October 31,2001 (Minimum 4.75% per
            annum; General)

            Subordinated Money Market Certificates       $    50,000    100%
            due October 31, 2001 (Minimum 5.0% per
            annum; Member; denomination of $100)

            Subordinated Money Market Certificates       $    50,000    100%
            due October 31, 2001 (Minimum 4.5% per
            annum; General)

            Subordinated Money Market Certificates       $   300,000    100%
            due October 31, 1996 (Minimum 5.5% per
            annum; General)

            Subordinated Money Market Certificates       $   600,000    100%
            due October 31, 2002 (Minimum 6.0% per
            annum; Member)

            Subordinated Money Market Certificates       $   225,000    100%
            due October 31, 2002 (Minimum 5.5% per
            annum; General)

            Subordinated Money Market Certificates       $   125,000    100%
            due October 31, 1996 (Minimum 5.5% per
            annum; Member)

            Subordinated Money Market Certificates       $    50,000    100%
            due October 31, 1996 (Minimum 5.0% per
            annum; General)

            Subordinated Money Market Certificates       $   535,000    100%
            due October 31, 1995 (Minimum 7.0% per
            annum; General)

            Subordinated Money Market Certificates       $ 1,500,000    100%
            due October 31, 1999 (Minimum 8.0% per
            annum; Member)

            Subordinated Money Market Certificates       $   725,000    100%
            due October 31, 1999 (Minimum 7.5% per
            annum; General)

            Subordinated Money Market Certificates       $    75,000    100%
            due October 31, 2002 (Minimum 7.5% per
            annum; Member)

            Subordinated Money Market Certificates       $   375,000    100%
            due October 31, 2002 (Minimum 7.0% per
            annum; General)

            Subordinated Money Market Certificates       $   800,000    100%
            due October 31, 2001 (Minimum 9.0% per
            annum; Member)

            Subordinated Money Market Certificates       $   525,000    100%
            due October 31, 2001 (Minimum 8.5% per
            annum; General)

            Subordinated Money Market Certificates       $   675,000    100%
            due October 31, 2005 (Minimum 8.5% per
            annum; Member)

            Subordinated Money Market Certificates       $ 1,085,000    100%
            due October 31, 2005 (Minimum 8.0% per
            annum; General)

            Subordinated Money Market Certificates       $ 1,975,000    100%
            due October 31, 1998 (Minimum 9.0% per
            annum; Member)

            Subordinated Money Market Certificates       $   375,000    100%
            due October 31, 1998 (Minimum 8.5% per
            annum; General)

            Subordinated Money Market Certificates       $   100,000    100%
            due October 31, 2004 (Minimum 8.5% per
            annum; Member)

            Subordinated Money Market Certificates       $    50,000    100%
            due October 31, 2004 (Minimum 8.0% per
            annum; General)

            Subordinated Money Market Certificates       $ 1,475,000    100%
            due October 31, 2000 (Minimum 9.5% per
            annum; Member)

            Subordinated Money Market Certificates       $   935,000    100%
            due October 31, 2000 (Minimum 9% per
            annum; General)

            Subordinated Money Market Certificates       $   475,000    100%
            due October 31, 2008 (Minimum 9% per
            annum; Member)

            Subordinated Money Market Certificates       $   125,000    100%
            due October 31, 2008 (Minimum 8.5% per
            annum; General)

            Subordinated Money Market Certificates       $    75,000    100%
            due October 31, 1998 (Minimum 7% per
            annum; Member)

            Subordinated Money Market Certificates       $   150,000    100%
            due October 31, 1998 (Minimum 6.5% per
            annum; General)

            Subordinated Money Market Certificates       $    25,000    100%
            due October 31, 2008 (Minimum 6.5% per
            annum; Member)

            Subordinated Money Market Certificates       $    25,000    100%
            due October 31, 2008 (Minimum 6% per
            annum; General)

            Subordinated Money Market Certificates       $    75,000    100%
            due October 31, 1996 (Minimum 6.5% per
            annum; Member)

            Subordinated Money Market Certificates       $    25,000    100%
            due October 31, 1996 (Minimum 6% per
            annum; General)

            Subordinated Money Market Certificates       $    25,000    100%
            due October 31, 2006 (Minimum 6% per
            annum; Member)

            Subordinated Money Market Certificates       $    25,000    100%
            due October 31, 2006 (Minimum 5.5%
            per annum; General)

            Subordinated Money Market Certificates       $   400,000    100%
            due October 31, 1995 (Minimum 8.5% per
            annum; Member)

            Subordinated Money Market Certificates       $   275,000    100%
            due October 31, 1995 (Minimum 8% per
            annum; General)

            Subordinated Money Market Certificates       $   375,000    100%
            due October 31, 2005 (Minimum 8% per
            annum; Member)

            Subordinated Money Market Certificates       $   100,000    100%
            due October 31, 2005 (Minimum 7.5% per
            annum; General)

            Subordinated Money Market Certificates       $   250,000    100%
            due October 31, 1997 (Minimum 9% per
            annum; General)

            Subordinated Money Market Certificates       $   925,000    100%
            due October 31, 1997 (Minimum 9.5% per
            annum; Member)

            ;and be it

                      FURTHER RESOLVED, That the Agway Financial Corporation
            Board of Directors is hereby authorized to revise the minimum interest rate on certificates of any class or series to be issued. In the event that the minimum interest rate is so revised, an officer's certificate with a copy of the resolution of the Board certified by the President or any Vice President and by the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary shall be delivered to the Trustee under the Indenture for such certificate. A prospectus supplement shall be filed with the Securities and Exchange Commission and a copy of the resolution shall be filed under Form 8-K; and be it

                      FURTHER RESOLVED, That the appropriate officers and
            employees of the Company with the assistance of its accountants and attorneys be, and they hereby are, authorized and directed to prepare, execute and file with the Securities and Exchange Commission on behalf of the Company Registration Statements including any and all documents and exhibits related thereto for registration under the Securities Act of 1933 of the Common Stock and Preferred Stock as well as any and all amendments to said Registration Statements in such form as the officers executing same on advice of counsel may deem necessary and appropriate so as to secure and maintain the effectiveness of said Registration Statements; and be it

                      FURTHER RESOLVED, That David M. Hayes, Esq., Senior
            Vice President, General Counsel and Secretary of the Company and Nels G. Magnuson, Esq., Associate General Counsel of the Company be, and they hereby are, each of them appointed and designated as persons duly authorized to receive communications and notices from the Securities and Exchange Commission with respect to the aforesaid Registration Statements; and be it

                      FURTHER RESOLVED, That the Common Stock and Preferred
            Stock when issued and sold for cash as provided here and above shall be fully paid and nonassessable; and be it

                      FURTHER RESOLVED, That the President-General Manager
            or any Vice President, the Secretary or any Assistant Secretary, and the Treasurer of this Company be, and each of them hereby is, authorized to take, on behalf of and in the name of this Company, any and all actions, which, in the judgment of the officer taking the action, is necessary, useful or appropriate in order to render Common Stock or Preferred Stock of this

            Company, to be issued and sold pursuant to resolutions adopted by this Board at this meeting, to be eligible for offering and sale within or from any state of the United States under the securities regulation laws of such state, and to qualify the Company as a securities dealer under any such laws, including, but without limiting the generality of the foregoing, making or filing applications for any and all licenses, permits, orders or other approvals or clearances under such laws, and in that connection, executing and filing any and all documents, including but without limiting the generality of the foregoing, consents to service of process and appointment of agents to accept service of process on behalf of this Company with respect to any matter as to which such consent or appointment may be required by such securities laws and making such agreements, covenants and undertakings as may be necessary, useful or appropriate, and all such consents, appointments, agreements, covenants and undertakings heretofore or hereinafter given or entered into pursuant to the authority of this resolution shall be binding upon this Company with the same effect as though set forth in full herein and expressly authorized hereby.

                      I, Barbara S. Woolard, Assistant Secretary of AGWAY,

            INC., hereby certify that the foregoing is a true and complete copy of the resolutions approved and adopted by the Board of

            Directors of this Corporation at a meeting held on the 25th day of August, 1994, at which a quorum was present and more than a majority of the Directors voted in the affirmative.  The

            foregoing resolutions have not been amended, modified, rescinded or revoked.

                      WITNESS my signature and seal of this Corporation this

            29th day of August, 1994.



                                     /s/ BARBARA S. WOOLARD

                                     Assistant Secretary

                          CERTIFICATION
                          -------------



          I, Barbara S. Woolard, Secretary of AGWAY FINANCIAL

CORPORATION, do hereby certify that the attached is a true and complete copy of the resolutions approved and adopted by

unanimous written consent of the Directors of AGWAY FINANCIAL

CORPORATION as of the 25th day of August, 1994.  The attached resolutions have not been amended, modified, rescinded or

revoked.

          WITNESS my signature and the seal of this Corporation

this 29th day of August, 1994.





                         /s/ BARBARA S. WOOLARD

                         Secretary

                         UNANIMOUS WRITTEN CONSENT OF THE
               BOARD OF DIRECTORS OF AGWAY FINANCIAL CORPORATION

            The undersigned, being all of the directors of Agway Financial Corporation, a Delaware corporation, acting by written consent without a meeting pursuant to Section 141(f) of the Delaware General Corporation Law do hereby adopt the following resolutions:

Securities            RESOLVED, That the Company approves Agway offering
Registra-   for sale to Agway members, other interested parties, and the
tion        Trustee of the Agway, Inc. Employees Thrift Investment Plan, the
1994-95     following securities at the prices indicated:

            Subordinated Money Market Certificates       $10,700,000    100%
            due October 31, 2001 (Minimum 7.25% per
            annum; Member; denomination of $5,000)

            Subordinated Money Market Certificates       $10,700,000    100%
            due October 31, 2001 (Minimum 6.75% per
            annum; General; denomination of $5,000)

            Subordinated Money Market Certificates       $ 2,650,000    100%
            due October 31, 2001 (Minimum 7.0% per
            annum; Member; denomination of $100)

            Subordinated Money Market Certificates       $ 2,650,000    100%
            due October 31, 2001 (Minimum 6.50% per
            annum; General; denomination of $100)

            Subordinated Money Market Certificates       $26,800,000    100%
            due October 31, 1997 (Minimum 7.75% per
            annum; General; denomination of $2,000)

Reinvest-             FURTHER RESOLVED, That the Company approves Agway
ment        offering for sale to Agway members, other interested parties,
Option      and the Trustee of the Agway, Inc. Employees Thrift Investment
            Plan, the following previously offered securities now registered under the reinvestment option at the price indicated:

            Subordinated Money Market Certificates       $   150,000    100%
            due October 31, 2001 (Minimum 5.25% per
            annum; Member)

            Subordinated Money Market Certificates       $    75,000    100%
            due October 31, 2001 (Minimum 4.75% per
            annum; General)

            Subordinated Money Market Certificates       $    50,000    100%
            due October 31, 2001 (Minimum 5.0% per
            annum; Member)

            Subordinated Money Market Certificates       $    50,000    100%
            due October 31, 2001 (Minimum 4.5% per
            annum; General)

            Subordinated Money Market Certificates       $   300,000    100%
            due October 31, 1996 (Minimum 5.5% per
            annum; General)

            Subordinated Money Market Certificates       $   600,000    100%
            due October 31, 2002 (Minimum 6.0% per
            annum; Member)

            Subordinated Money Market Certificates       $   225,000    100%
            due October 31, 2002 (Minimum 5.5% per
            annum; General)

            Subordinated Money Market Certificates       $   125,000    100%
            due October 31, 1996 (Minimum 5.5% per
            annum; Member)

            Subordinated Money Market Certificates       $    50,000    100%
            due October 31, 1996 (Minimum 5.0% per
            annum; General)

            Subordinated Money Market Certificates       $   535,000    100%
            due October 31, 1995 (Minimum 7.0% per
            annum; General)

            Subordinated Money Market Certificates       $ 1,500,000    100%
            due October 31, 1999 (Minimum 8.0% per
            annum; Member)

            Subordinated Money Market Certificates       $   725,000    100%
            due October 31, 1999 (Minimum 7.5% per
            annum; General)

            Subordinated Money Market Certificates       $    75,000    100%
            due October 31, 2002 (Minimum 7.5% per
            annum; Member)

            Subordinated Money Market Certificates       $   375,000    100%
            due October 31, 2002 (Minimum 7.0% per
            annum; General)

            Subordinated Money Market Certificates       $   800,000    100%
            due October 31, 2001 (Minimum 9.0% per
            annum; Member)

            Subordinated Money Market Certificates       $   525,000    100%
            due October 31, 2001 (Minimum 8.5% per
            annum; General)

            Subordinated Money Market Certificates       $   675,000    100%
            due October 31, 2005 (Minimum 8.5% per
            annum; Member)

            Subordinated Money Market Certificates       $ 1,085,000    100%
            due October 31, 2005 (Minimum 8.0% per
            annum; General)

            Subordinated Money Market Certificates       $ 1,975,000    100%
            due October 31, 1998 (Minimum 9.0% per
            annum; Member)

            Subordinated Money Market Certificates       $   375,000    100%
            due October 31, 1998 (Minimum 8.5% per
            annum; General)

            Subordinated Money Market Certificates       $   100,000    100%
            due October 31, 2004 (Minimum 8.5% per
            annum; Member)

            Subordinated Money Market Certificates       $    50,000    100%
            due October 31, 2004 (Minimum 8.0% per
            annum; General)

            Subordinated Money Market Certificates       $ 1,475,000    100%
            due October 31, 2000 (Minimum 9.5% per
            annum; Member)

            Subordinated Money Market Certificates       $   935,000    100%
            due October 31, 2000 (Minimum 9% per
            annum; General)

            Subordinated Money Market Certificates       $   475,000    100%
            due October 31, 2008 (Minimum 9% per
            annum; Member)

            Subordinated Money Market Certificates       $   125,000    100%
            due October 31, 2008 (Minimum 8.5% per
            annum; General)

            Subordinated Money Market Certificates       $    75,000    100%
            due October 31, 1998 (Minimum 7% per
            annum; Member)

            Subordinated Money Market Certificates       $   150,000    100%
            due October 31, 1998 (Minimum 6.5% per
            annum; General)

            Subordinated Money Market Certificates       $    25,000    100%
            due October 31, 2008 (Minimum 6.5% per
            annum; Member)

            Subordinated Money Market Certificates       $    25,000    100%
            due October 31, 2008 (Minimum 6% per
            annum; General)

            Subordinated Money Market Certificates       $    75,000    100%
            due October 31, 1996 (Minimum 6.5% per
            annum; Member)

            Subordinated Money Market Certificates       $    25,000    100%
            due October 31, 1996 (Minimum 6% per
            annum; General)

            Subordinated Money Market Certificates       $    25,000    100%
            due October 31, 2006 (Minimum 6% per
            annum; Member)

            Subordinated Money Market Certificates       $    25,000    100%
            due October 31, 2006 (Minimum 5.5% per
            annum; General)

            Subordinated Money Market Certificates       $   400,000    100%
            due October 31, 1995 (Minimum 8.5% per
            annum; Member)

            Subordinated Money Market Certificates       $   275,000    100%
            due October 31, 1995 (Minimum 8% per
            annum; General)

            Subordinated Money Market Certificates       $   375,000    100%
            due October 31, 2005 (Minimum 8% per
            annum; Member)

            Subordinated Money Market Certificates       $   100,000    100%
            due October 31, 2005 (Minimum 7.5% per
            annum; General)

            Subordinated Money Market Certificates       $   250,000    100%
            due October 31, 1997 (Minimum 9% per
            annum; General)

            Subordinated Money Market Certificates       $   925,000    100%
            due October 31, 1997 (Minimum 9.5% per
            annum; Member)

            through designated persons, provided that no commission or other remuneration shall be paid to any person with respect to the sale of such securities; and be it

                      FURTHER RESOLVED, That the Board of Directors of this
            Corporation is hereby authorized to revise the minimum interest rate on certificates of any class or series to be issued. In the event that the minimum interest rate is so revised, an officer's certificate with a copy of the resolution of the Board certified by the President or any Vice President and by the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary shall be delivered to the Trustee under the Indenture for such certificate. A prospectus supplement shall be filed with the Securities and Exchange Commission and a copy of the resolution shall be filed under Form 8-K; and be it

                      FURTHER RESOLVED, That the appropriate officers and
            employees of the Company with the assistance of its accountants and attorneys be, and they hereby are, authorized and directed to prepare, execute and file with the Securities and Exchange Commission on behalf of the Company Registration Statements including any and all documents and exhibits related thereto for registration under the Securities Act of 1933 of the Common Stock and Preferred Stock as well as any and all amendments to said Registration Statements in such form as the officers executing same on advice of counsel may deem necessary and appropriate so as to secure and maintain the effectiveness of said Registration Statements; and be it

                      FURTHER RESOLVED, That David M. Hayes, Esq., General
            Counsel of the Company and Nels G. Magnuson, Esq., Associate General Counsel of the Company be, and they hereby are, each of them appointed and designated as persons duly authorized to receive communications and notices from the Securities and Exchange Commission with respect to the aforesaid Registration Statements; and be it

                      FURTHER RESOLVED, That the Subordinated Money Market
            Certificates, the sale of which has been authorized here and above, shall be issued and sold pursuant to and subject to the Trust Indenture dated as of March 27, 1981, and Amendments thereto dated as of August 25, 1982 and the Trust Indentures dated as of August 2, 1984, September 1, 1985, September 2, 1985, September 1, 1986, August 24, 1987, August 23, 1988, and
            August 23, 1989 with the Key Bank of New York, N.A., Albany, New

            York, as Trustee, and that said certificates when issued and sold for cash or sold pursuant to the interest reinvestment program as provided here and above shall be binding obligations of the Company; and be it

                      FURTHER RESOLVED, That the President-General Manager
            or any Vice President, the Secretary or any Assistant Secretary, and the Treasurer of this Company be, and each of them hereby is, authorized to take, on behalf of and in the name of this Company, any and all actions, which, in the judgment of the officer taking the action, is necessary, useful or appropriate in order to render Common Stock or Preferred Stock of this Company, to be issued and sold pursuant to resolutions adopted by this Board at this meeting, to be eligible for offering and sale within or from any state of the United States under the securities regulation laws of such state, and to qualify the Company as a securities dealer under any such laws, including, but without limiting the generality of the foregoing, making or filing applications for any and all licenses, permits, orders or other approvals or clearances under such laws, and in that connection, executing and filing any and all documents, including but without limiting the generality of the foregoing, consents to service of process and appointment of agents to accept service of process on behalf of this Company with respect to any matter as to which such consent or appointment may be required by such securities laws and making such agreements, covenants and undertakings as may be necessary, useful or appropriate, and all such consents, appointments, agreements, covenants and undertakings heretofore or hereinafter given or entered into pursuant to the authority of this resolution shall be binding upon this Company with the same effect as though set forth in full herein and expressly authorized hereby.

            Dated as of:  August 25, 1994
                                               /s/ CHARLES F. SAUL
                                               _________________________
                                               Charles F. Saul
                                               /s/ STEPHEN B. BURNETT
                                               _________________________
                                               Stephen B. Burnett
                                               /s/ DONALD P. CARDARELLI
                                               _________________________
                                               Donald P. Cardarelli
                                               /s/ DAVID M. HAYES
                                               _________________________
                                               David M. Hayes
                                               /s/ JOEL G. NEWMAN
                                               _________________________
                                               Joel G. Newman